Principal Funds, Inc.

Supplement dated June 12, 2015
to the Statutory Prospectus dated December 31, 2014
(as supplemented on January 9, 2015, February 2, 2015, and March 13, 2015)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

Replace the paragraph at the bottom of the cover page with the following:

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY FOR DIVERSIFIED REAL ASSET FUND

Under the Principal Investment Strategies section, delete the first paragraph and insert the following:

The Fund seeks to achieve its investment objective by allocating its assets among the following general investment categories: inflation-indexed bonds, securities of real estate companies, commodity index-linked notes, fixed-income securities, foreign currency, securities of natural resource companies, master limited partnerships (MLPs), publicly-listed infrastructure companies, floating rate debt, securities of global agriculture companies, and securities of global timber companies. The Fund purchases derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.

On or about July 1, 2015, under the Principal Investment Strategies section, add the following:

A portion of the Fund’s assets is invested in currency forward contracts and options for the purpose of hedging risk and providing total return. This portion of the Fund invests in currencies of economically and politically stable industrialized nations, and approximately 20 of the most liquid emerging market currencies. To help preserve purchasing power, when domestic inflation increases, the Fund will invest in currencies in countries where inflation remains low and stable.

On or about July 2015, add the following as the last paragraph of the Principal Investment Strategies section:

A portion of the Fund’s assets is invested in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Cayman Subsidiary”). To gain exposure to the commodity markets, the Fund invests in the Cayman Subsidiary due to the tax treatment of such investments under current United States and Cayman Islands tax laws. The Cayman Subsidiary invests in commodity-linked derivatives, including commodity-linked swaps, commodity futures contracts and/or options on commodities, as well as instruments such as fixed income securities, cash and cash equivalents and/or U.S. government securities, either as investments or to serve as margin or collateral for the Cayman Subsidiary's derivatives positions.

On or about July 2015, add the following to the alphabetical list in the Principal Risks section:

Cayman Subsidiary Risk. A fund is subject to the particular risks associated with the investments of the Fund’s wholly-owned Cayman Subsidiary, namely Commodity-Related Investment Risk, Counterparty Risk and Derivatives Risk. The Cayman Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act. The laws of the Cayman Islands and/or the United States (including the IRS position on income earned from wholly-owned subsidiaries described in past IRS private letter rulings) may change, resulting in the inability of the fund and/or the Cayman Subsidiary to operate as described in this Prospectus.

On or about July 1, 2015, in the alphabetical list of Sub-Advisors under the Management section, add the following:

Fischer Francis Trees & Watts, Inc.

FUND SUMMARY FOR DYNAMIC HIGH YIELD EXPLORER FUND
At the end of the first paragraph of the Principal Investment Strategies section, add the following:

From time to time, the Fund borrows to purchase securities prior to the settlement of bank loan sales transactions.

Add the following to the alphabetical list of the Principal Risks section:

Borrowing Risk. Borrowing can increase fund expenses due to interest payments to lenders and related expenses. Such borrowing also might reduce the fund’s return if the yield on the investments purchased is less than the borrowing costs.

FUND SUMMARY FOR GLOBAL MULTI-STRATEGY FUND

On or about July 2015, add the following to the list in the Principal Investment Strategies section:

Commodities. This strategy involves investing a portion of the Fund’s assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Cayman Subsidiary”). To gain exposure to the commodity markets, the Fund invests in the Cayman Subsidiary due to the tax treatment of such investments under current United States and Cayman Islands tax laws. The Cayman Subsidiary invests in commodity-linked derivatives, including commodity-linked swaps, commodity futures contracts and/or options on commodities, as well as instruments such as fixed income securities, cash and cash equivalents and/or U.S. government securities, either as investments or to serve as margin or collateral for the Cayman Subsidiary's derivatives positions. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals.

On or about July 1, 2015, under the Principal Investment Strategies section, add the following:

Market Neutral Fixed Income. This strategy is implemented by investing in a diverse and large number of individual assets which are considered to be attractive and well-researched and which, in many market conditions, are expected to exhibit low correlations. The target result is a portfolio of both long and short positions across many different product types that has attractive return characteristics with low volatility and that exhibits low correlation to fixed income and equity markets.

On or about July 2015, add the following to the alphabetical list in the Principal Risks section:

Cayman Subsidiary Risk. A fund is subject to the particular risks associated with the investments of the Fund’s wholly-owned Cayman Subsidiary, namely Commodity-Related Investment Risk, Counterparty Risk and Derivatives Risk. The Cayman Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act. The laws of the Cayman Islands and/or the United States (including the IRS position on income earned from wholly-owned subsidiaries described in past IRS private letter rulings) may change, resulting in the inability of the fund and/or the Cayman Subsidiary to operate as described in this Prospectus.

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities.

On or about July 1, 2015, in the alphabetical list of Sub-Advisors under the Management section, add the following:

KLS Diversified Asset Management LP

FUND SUMMARY FOR REAL ESTATE ALLOCATION FUND

Effective August 31, 2015, in the Management section, under Sub-Advisor and Portfolio Managers, delete references to Randall Mundt.

MANAGEMENT OF THE FUNDS
On or about July 1, 2015, under The Sub-Advisors section, add the following to the alphabetical list of companies:

Sub-Advisor:
Fischer Francis Trees & Watts, Inc. (“FFTW”), 200 Park Avenue, 11th Floor, New York, NY 10166, was founded in 1972 and became a U.S. registered investment advisor with the Securities and Exchange Commission in February 1975.

FFTW is the sub-advisor for the currency investment portion of the Diversified Real Asset Fund.

Sub-Advisor:	KLS Diversified Asset Management LP (“KLS”), 452 Fifth Avenue, 22nd Floor, New York, NY 10018, has been an SEC-registered investment advisor since 2011.

KLS is the sub-advisor for the market-neutral portion of the Global Multi-Strategy Fund.

Effective August 31, 2015, delete references to Randall Mundt in the Sub-Advisor: Principal Real Estate Investors, LLC section.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the Investment Strategies and Risks table, insert a row titled “Cayman Subsidiary,” and show it as a principal strategy and risk for the Diversified Real Asset and Global Multi-Strategy Funds, and as “not applicable” for all other funds. Also, change the row for “Commodity-Related Investments” to show it as a principal strategy and risk for the Global Multi-Strategy Fund.
Add the following Cayman Subsidiary description to the alphabetical list of risks under the Investment Strategies and Risks table:
Cayman Subsidiary
Each Fund that invests in a wholly-owned subsidiary organized under the laws of the Cayman Islands (a “Cayman Subsidiary”) is indirectly exposed to the particular risks associated with the Cayman Subsidiary’s investments. The derivatives and other investments held by a Cayman Subsidiary are subject to the same risks that would apply to similar investments if held directly by a fund.
The Funds’ Cayman Subsidiaries are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and are not subject to all the investor protections of the 1940 Act. However, a fund investing in a Cayman Subsidiary wholly owns and controls such Cayman Subsidiary. The Funds and Cayman Subsidiaries are managed by Principal. The Funds’ Board of Directors have oversight responsibility for the investment activities of the funds, including investments in a Cayman Subsidiary, and over the fund’s role as sole shareholder of a Cayman Subsidiary.
Changes in the laws of the Cayman Islands, including tax laws, could result in the inability of a fund to effect its desired commodity investment strategy and might negatively impact a fund and its investors. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, or withholding tax, on the Cayman Subsidiaries. If the laws of the Cayman Islands change to require a Cayman Subsidiary to pay Cayman Islands taxes, this may impact a fund’s returns based upon the percentage of assets allocated to commodities at that time.
The principal purpose of investing in each Cayman Subsidiary is to allow a fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code (the “Code”). To qualify as a RIC, a fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If a fund fails to qualify as a RIC, it could be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a fund’s earnings and profits. Shareholders of that fund would therefore be subject to diminished returns. Although certain regulated investment companies have received private letter rulings from the IRS confirming that income derived from its Cayman Subsidiary will constitute qualifying income to the fund for RIC purposes, the IRS is no longer issuing private letter rulings to that effect, and is reportedly reexamining its position with respect to structures of this kind. The funds have not obtained such a private letter ruling. Changes in the laws of the United States, including tax laws, could result in the inability of a fund to effect its desired commodity investment strategy and might negatively impact a fund and its investors.
Replace the second paragraph of the Bank Loans (also known as Senior Floating Rate Interests) section with the following:
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow for the purpose of remaining fully invested while awaiting settlement.

4